Jefferies LLC Member SIPC Jefferies Group LLC – Update for Fixed Income Investors July 2019 Exhibit 99

Disclaimer: i IMPORTANT: You must read the following before continuing. The following applies to this document, any oral presentation of the information in this document by Jefferies Group LLC (the “Company”) or any person on behalf of the Company, and any question-and-answer session in connection with the presentation (collectively, the “Information”). In accessing the Information, you agree to be bound by the following terms and conditions. The Information is not intended for potential investors and does not constitute or form part of, and should not be construed as an offer or the solicitation of an offer to subscribe for or purchase securities of the Company, and nothing contained therein shall form the basis of or be relied on in connection with any contract or commitment whatsoever. The Information is directed solely at: (i) persons outside the United Kingdom, (ii) persons with professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 as amended (the “Order”), (iii) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order and (iv) persons to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000) in connection with the issue or sale of any securities of the Company or any member of its group may otherwise lawfully be communicated or caused to be communicated (all such persons in (i)-(iv) above being “Relevant Persons”). Any person who is not a relevant person should not act or rely on this document or any of its contents. This document contains “forward looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward looking statements include statements about the Company’s future and statements that are not historical facts. These forward looking statements are usually preceded by the words “expect,” “intend,” “may,” “will,” or similar expressions. Forward looking statements may contain expectations regarding revenues, earnings, operations, and other results, and may include statements of future performance, plans, and objectives. Forward looking statements also include statements pertaining to our strategies for future development of our business and products. Forward looking statements represent only the Company’s belief regarding future events, many of which by their nature are inherently uncertain. It is possible that the actual results may differ, possibly materially, from the anticipated results indicated in these forward looking statements. Information regarding important factors that could cause actual results to differ, perhaps materially, from those in the Company’s forward looking statements is contained in reports we file with the United States Securities and Exchange Commission (“SEC”). You should read and interpret any forward looking statement together with reports the Company files with the SEC. The Information is provided as at the date of this document and is subject to change without notice.

Jefferies Group Jefferies Group is a global investment bank engaged in investment banking, sales and trading, and asset management. Jefferies Group is the largest subsidiary under its parent company Jefferies Financial Group, a diversified financial services company. Full-Service Capital Markets Platform: Expertise and depth across equities, fixed income and investment banking. Client-Focused: Providing investor and issuer clients with the highest quality advice and execution. Global Footprint: Sales & trading and investment banking presence across the United States, Europe and Asia. Strong, Stable Foundation: Robust long-term capital base, comparatively low leverage and free from dependence upon government support. Positioned to Seize Market Share: Having broadened our product offering and hired additional key talent, Jefferies is positioned to grow market share. 1

Business Highlights Jefferies Group Recorded LTM Q2 2019 Net Revenues of $3.1 billion and Pre-Tax Income of $383 million. Investment Banking revenues have grown at the highest annual rate of all major global investment banks. Increases in overall fee market share led to U.S. rankings for FY 2018 of 7th in M&A, 6th in Equity Capital Markets and 6th in Leveraged Finance: Poised to make further market share gains and increase operating margin. Expanded to include Berkadia and Leucadia Asset Management, both complements to the existing Jefferies Group operating business. 2

Jefferies Group: Strategic Update Poised to make further market share gains and increase operating margin. Our competitive position has strengthened further, as several major competitors have experienced challenges and may face near-term inflection points, which may lead to further industry consolidation, creating additional market share growth opportunities. Investment Banking business continues to broaden, and we continue to strengthen and expand our team. Equities is recording growth in market share that should accelerate. Fixed Income is delivering more consistent revenues and returns, with increased capital efficiency and lower risk, after successful efforts to enhance the team, refocus the business and reduce balance sheet utilization. Jefferies Group assets of $42.8 billion as of May 31, 2019, down from $44.1 billion as of May 31, 2015. Fixed Income assets of $20.9 billion as of May 31, 2019, down from $22.7 billion as of May 31, 2015. Leucadia Asset Management continues to make strategic investments at attractive expected risk adjusted returns. Our priorities are revenue growth and margin expansion, while maintaining our discipline around liquidity and risk management. Revenue growth being led by Investment Banking maturation and new hires, as well as Equities and Fixed Income market share gains as capabilities strengthen and competitors reshuffle. Margin expansion will be achieved over time with active efforts to compress support costs and net revenue growth reducing operating expenses as a percent of net revenue and allowing compensation ratio to be reduced. Digitalization effort focused on leveraging technology and innovation to help increase productivity. 3

Jefferies Global Footprint 30 Principal Offices 4 As of 11/30/18

Global Full-Service Capabilities

Investment Banking			Equities		Fixed Income		Leucadia Asset Management(1)	
Consumer	Energy	Equity Capital Markets	Cash Equities	Electronic Trading	Leveraged Credit	Investment Grade	quantPORT	Weiss Multi-Strategy
Financials	Healthcare	Debt Capital Markets	Listed Derivatives	Prime Services	Emerging Markets	MBS / ABS / CMBS	Core-Commodity	Schonfeld Fundamental
Industrials	TMT	M&A	ETFs	Convertibles	Rates	Municipals	Topwater	GEEOF
REGAL	Financial Sponsors	Restructuring	Wealth Management	Research	ETFs	Desk Research	Lake Hill	
Public Finance	Mortgage Banking (Berkadia)				Foreign Exchange			

(1) Represents investments in strategies listed in this chart.

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Jefferies

Executive Committee Note: Years at Jefferies includes experience at acquired predecessor (e.g., Broadview). Made up entirely of internal senior managers, the Executive Committee (“EC”) provides insight, perspective and guidance for the day-to-day operations and strategic direction of their respective businesses and the firm as a whole. Executive and senior management are actively involved in the risk management process in which they receive daily risk reports showing risk metrics and large exposures in addition to weekly risk meetings with real time discussions as needed. The Treasury Group prepares a weekly balance sheet and cash capital analysis and reviews with Market Risk and Executive Committees. The 9 members of the EC have combined industry experience of 309 years, with 146 years (average over 16 years) at Jefferies. Corporate Equities Investment Banking Fixed Income Executive Committee Rich Handler – CEO, Chairman of the Board (34 / 29) Brian Friedman – Chairman of the Executive Committee (39 / 18) Peg Broadbent – Chief Financial Officer (32 / 12) Michael Sharp – General Counsel (37 / 9) Pete Forlenza – Global Head of Equities (30 / 6) Benjamin Lorello – Global Head of Investment Banking & Capital Markets (39 / 10) Chris Kanoff – Global Co-head of Investment Banking (34 / 28) Andrew Whittaker – Vice Chairman (31 / 29) Fred Orlan – Global Head of Fixed Income (33 / 5) * (Years of Experience / Years at Jefferies) 6

Earnings Update – Second Quarter 2019 and Last Twelve Months Second quarter ending May 31, 2019 performance: Net Revenues: $902 million Pre-Tax Earnings: $155 million Net Earnings: $110 million Revenues by Source: Last twelve months ending May 31, 2019 performance: Net Revenues: $3,127 million Pre-Tax Earnings: $383 million Net Earnings: $278 million Revenues by Source: 7 ($ Millions) ($ Millions)

Note: In the first quarter of 2018, we made changes to the presentation of our “Revenues by Source” to better align the manner in which we describe and present the results of our performance with the manner in which we manage our business activities and serve our clients. For a further discussion of these changes, see Jefferies Group LLC’s Form 8-K filed on March 20, 2018. In addition, in the fourth quarter of 2018, Jefferies Financial Group transferred to us capital investments in certain separately managed accounts and funds. Due to this transfer, we have made changes to the presentation of our “Revenues by Source” in the fourth quarter of 2018 and are including investment income from capital invested in these separately managed accounts and funds within the asset management revenues. We have presented all operating periods to reflect results on a comparable basis, as reported in the Jefferies Group public filings. ($ Millions) Operating Results 8

Balance Sheet and Funding Overview We continue to manage the size of our balance sheet in response to market conditions and volatility. Tangible Gross Leverage (1) at 5/31/2019: 9.4x Inventory was $16.1 billion at 5/31/2019 Our long-standing liquidity and funding principles have maintained the strength and soundness of our platform across market cycles: Owning inventory that is comprised of liquid assets that turn over regularly, with a minimal amount of Level 3 Financial Instruments Owned. Maintaining a sound, long-term capital base and reasonable leverage relative to our business activity. Short-term secured funding that is readily and consistently available through clearing houses, or fixed for periods of time that exceed the expected tenure of the inventory they are funding. Assessing capital reserves and maintaining liquidity (including intraday liquidity) to withstand adverse changes in the trading or financing markets. Entering into partnerships and joint ventures with complementary long-term partners to pursue business opportunities that otherwise would exceed our capital capacity or risk tolerance. Tangible gross leverage ratio and tangible gross assets are non-GAAP financial measures. Tangible gross leverage ratio equals tangible gross assets divided by tangible member's equity. Tangible gross assets equals total assets less goodwill and identifiable intangible assets. Tangible member's equity represents total member's equity less goodwill and identifiable intangible assets. The tangible gross leverage ratio is used by rating agencies in assessing our leverage ratio. Long-term debt at May 31, 2019 excludes $648.4 million of our 8.500% senior notes and $557.9 million of our 2.375% Euro Medium Term Notes, as these notes mature July 15, 2019 and May 20, 2020, respectively, and $188.8 million of our outstanding borrowings under our senior secured revolving credit facility (“Revolving Credit Facility”). 9

Balance Sheet Overview ($ Millions) Note: As presented in Jefferies public filings. Leverage ratio equals total assets divided by total equity. Tangible gross leverage ratio (a non-GAAP financial measure) equals total assets of $42,818 million less goodwill and identifiable intangible assets of $1,818 million divided by tangible Jefferies Group LLC member's equity of $4,355 million. Tangible Jefferies Group LLC member's equity represents total Jefferies Group LLC member's equity of $6,173 million less goodwill and identifiable intangible assets of $1,818 million. The tangible gross leverage ratio is used by rating agencies in assessing our leverage ratio. 10 ($ Millions)

Capital, Funding & Liquidity 11

Liquidity and Funding Principles Jefferies’ long-standing liquidity and funding principles have maintained the strength and soundness of our platform across market cycles. Owning inventory that is composed of liquid assets that turn over regularly, with Level 3 Financial Instruments Owned at approximately 2% of Financial Instruments Owned as of 5/31/2019. Maintaining a sound, long-term capital base and reasonable leverage relative to our business activity. No material reliance on short-term unsecured funding or customer balances. No commercial paper program. Short-term secured funding that is readily and consistently available through clearing houses, or fixed for periods of time that exceed the expected tenure of the inventory they are funding. Assessing capital reserves and maintaining liquidity to withstand adverse changes in the trading or financing markets and a firm specific idiosyncratic stress. Where appropriate, entering into partnerships and joint ventures with complementary long-term partners to pursue business opportunities that otherwise may exceed our capital capacity or risk tolerance (Jefferies Finance LLC). 12

Limited Leverage Jefferies has a long-standing policy of carefully managing balance sheet leverage. In periods of stress, Jefferies has demonstrated the ability to rapidly reduce leverage without unduly impacting our business. Tangible gross leverage ratio and tangible gross assets are non-GAAP financial measures. Tangible gross leverage ratio equals tangible gross assets divided by tangible Jefferies Group LLC member's equity. Tangible gross assets equals total assets less goodwill and identifiable intangible assets. Tangible Jefferies Group LLC member's equity represents total Jefferies Group LLC member's equity less goodwill and identifiable intangible assets. The tangible gross leverage ratio is used by rating agencies in assessing our leverage ratio. See Appendix on page 21 for a reconciliation to GAAP measures. 13

At May 31, 2019, 98% of inventory is Levels 1 and 2, with a minimal amount of Level 3 Financial Instruments Owned. At May 31, 2019, Level 3 Financial Instruments Owned represent only 8.4% of tangible Jefferies Group LLC member’s equity. Tangible Jefferies Group LLC member's equity (a non-GAAP financial measure) represents total Jefferies Group LLC member's equity less goodwill and identifiable intangible assets. See Appendix on page 21 for a reconciliation to GAAP measures. Level 3 Financial Instruments Owned Overview 14

Weighted Average Maturity of Secured Funding (1) Repo Secured with Clearing Corp Eligible Securities (1) Secured Funding Secured Funding Platform - Liquid balance sheet funded predominantly via exchanges. Non-clearing corporation eligible collateral funded via tri-party / bilateral repo and stock loan with conservative tenors. As of 5/31/2019 15

Fundability of Collateral 16 Weighted Average Maturity (Days)

Liquidity Pool Jefferies maintains significant excess liquidity on hand. Consists of high quality sovereign government securities and reverse repurchase agreements collateralized by U.S. government securities and other high quality sovereign government securities; deposits with a central bank within the European Economic Area, Canada, Australia, Japan, Switzerland or the USA; and securities issued by a designated multilateral development bank and reverse repurchase agreements with underlying collateral comprised of these securities. In addition, amounts include unencumbered inventory representing an estimate of the amount of additional secured financing that could be reasonably expected to be obtained from our financial instrument owned that are currently not pledged after considering reasonable financing haircuts. Cash and cash equivalents plus other liquidity sources, divided by total assets. 17 (1) (2)

Unsecured Long-Term Debt Profile As of 5/31/2019, our $6.5 billion carrying value of unsecured long-term debt had a weighted average maturity of approximately 8.4 years. No maturity of unsecured long-term debt in a single year is greater than 20% of outstanding long-term debt. 2019 maturity has been pre-funded and will be paid off with existing cash. Long-Term Unsecured Debt Maturity Schedule ($ Millions) 18

Credit Ratings Jefferies Group LLC Agency Rating Outlook Standard & Poor’s BBB- Stable Moody’s Baa3 Stable Fitch BBB Stable Note: As of June 2019 Jefferies LLC Agency Rating Outlook Standard & Poor’s BBB Stable Moody’s Baa2 Stable Jefferies International Agency Rating Outlook Standard & Poor’s BBB Stable Moody’s Baa2 Stable Subsidiaries 19 Group

Appendix 20

Tangible Assets and Tangible Jefferies Group LLC Member’s Equity GAAP Reconciliation Note: Jefferies tangible gross assets and tangible Jefferies Group LLC member’s equity are unaudited non-GAAP financial measures that begin with information prepared in accordance with U.S. GAAP and then are adjusted to exclude goodwill and intangibles. Management believes that the tangible gross assets and tangible Jefferies Group LLC member’s equity are common metrics used by many investors in its industry to evaluate performance from period to period. 21